EXHIBIT 99.1

WCA Waste Corporation Announces 2007 Financial Results

      * Revenue increased 23.7% to $184.9 million
      * Investment in acquisitions $103.7 million

HOUSTON, March 4, 2008 (PRIME NEWSWIRE) -- WCA Waste Corporation (Nasdaq:WCAA) announced today financial results for the fourth quarter and fiscal year ended December 31, 2007. For the twelve months ended December 31, 2007, revenue increased 23.7% to $184.9 million over the $149.5 million for the same period last year. Operating income increased 11.4% to $26.1 million over the $23.4 million for the twelve months ended December 31, 2006. After a $3.9 million pre-tax loss on the interest rate swap, net income (loss) available to common stockholders for the twelve months ended December 31, 2007 was $(1.0) million or $(0.06) per share.

For the fourth quarter of 2007, revenue increased 32.9% to $49.7 million over the $37.4 million that was reported for the same period last year. After a $2.9 million pre-tax loss on the interest rate swap, net income (loss) available to common stockholders for the three months ended December 31, 2007 was $(2.5) million or $(0.15) per share.

Tom Fatjo, Chairman of WCA Waste Corporation, stated, "During 2007 our Company was successful in investing over $100 million in acquisitions, growing the Company internally by 6.9%, exceeding internal budgets overall even though Florida did not meet expectations, while maintaining EBITDA margin performance in the top tier of our industry peers. Excluding the non-cash unrealized loss on interest rate swap, our pre-tax income would have been $9.2 million for the twelve months ended December 31, 2007. We look forward to 2008, with strong internal growth, an acquisition goal of investing $60 million, and the capacity on our credit facility to accomplish our objectives."

WCA Waste Corporation is an integrated company engaged in the transportation, processing and disposal of non-hazardous solid waste. The Company's operations consists of 24 landfills, 23 transfer stations/material recovery facilities and 27 collection operations located throughout Alabama, Arkansas, Colorado, Florida, Kansas, Missouri, New Mexico, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. The Company's common stock is traded on the NASDAQ Global Market System under the symbol "WCAA."

The WCA Waste Corporation logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=1736

RISK FACTORS AND CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This press release and other communications, such as conference calls, presentations, statements in public filings, other press releases, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. These statements can generally be identified as such because the context of the statement will include words such as "may," "will," "should," "outlook," "project," "intend," "seek," "plan," "believe," "anticipate," "expect," "estimate," "potential," "continue," or "opportunity," the negatives of these words, or similar words or expressions. Similarly, statements that describe our plans, objectives, goals, expectations or intentions and other statements that are not historical facts are forward-looking statements. For example, descriptions of strategy are forward-looking statements, including descriptions of our acquisition strategy and the benefits of any acquisition or potential acquisition.

In other presentations and reports, we may provide "run-rate" estimates with respect to us and also separately with respect to one or more acquired businesses. Statements concerning "run-rates" are forward-looking statements, are not audited or based on GAAP and are made based on estimations from information provided to us by the acquired companies and from other sources and estimates developed by us. We determine the period over which to calculate a "run-rate" based on factors we deem to be reasonable. In computing revenue "run-rates" as of the end of any given period we generally annualize the average of monthly revenues of the companies that we acquired for the period prior to acquisition (which is the "run-rate" for the acquired businesses). Actual revenues may or may not equal the estimated "run-rate." For entities that were previously owned by us, we calculate "run-rate" based on the period that we originally owned these entities.

In addition, we provide estimates in this press release and in other presentations and reports as to the factors that impacted revenue growth. Such estimates represent our best judgment as to the revenue growth attributable from operations acquired during period described versus revenue growth attributable to other factors on a consolidated basis. For this purpose we develop estimates based comparisons of operating results for different periods, information from acquired companies, records concerning pricing in various markets and records concerning volumes at different periods, among other information. We note that, over time, acquired operations become integrated with our other operations so that revenues cannot be directly traced or sourced to any given acquisition. Customer additions and turnover, combinations of and adjustments to routes, alterations in safety and quality standards, sales and marketing for the integrated operation, and a variety of other factors influence revenues and other operating results for the combined operations.

The forward-looking statements made herein are only made as of the date of this press release and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. We caution that forward-looking statements are not guarantees, are based upon the current beliefs and expectations of WCA's management, and are subject to known and unknown risks and uncertainties. Since our business, operations and strategies are subject to a number of risks, uncertainties and other factors, actual results may differ materially from those described in the forward-looking statements.

As to acquisitions and acquisition strategies on which our future financial performance will significantly depend, risks and uncertainties include, without limitation: we may be unable to identify, complete or integrate future acquisitions successfully; we compete for acquisition candidates with other purchasers, some of which have greater financial resources and may be able to offer more favorable terms; revenue and other synergies from acquisitions may not be fully realized or may take longer to realize than expected; we may not be able to improve internalization rates by directing waste volumes from acquired businesses to our landfills for regulatory, business or other reasons; businesses that we acquire may have unknown liabilities and require unforeseen capital expenditures; changes or disruptions associated with making acquisitions may make it more difficult to maintain relationships with customers of the acquired businesses; in connection with financing acquisitions, we may incur additional indebtedness, or may issue additional shares of our common stock which would dilute the ownership percentage of existing stockholders; rapid growth may strain our management, operational, financial and other resources; revenue and other synergies from acquisitions may not be fully realized or may take longer to realize than expected; and we may not be able to improve internalization rates by directing waste volumes from acquired businesses to our landfills for regulatory, business or other reasons.

Moreover, our results will be subject to a number of operational and other risks, including the following: we may not be successful in expanding the permitted capacity of our current or future landfills; our business is capital intensive, requiring ongoing cash outlays that may strain or consume our available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; we may be unable to obtain financial assurances necessary for our operations; we are subject to environmental and safety laws, which restrict our operations and increase our costs, and may impose significant unforeseen liabilities; we compete with large companies and municipalities with greater financial and operational resources, and we also compete with alternatives to landfill disposal; covenants in our credit facilities and the instruments governing our other indebtedness may limit our ability to grow our business and make capital expenditures; changes in interest rates may affect our results of operations; a downturn in U.S. economic conditions or the economic conditions in our markets may have an adverse impact on our business and results of operations; and our success depends on key members of our senior management, the loss of any of whom could disrupt our customer and business relationships and our operations.

We describe these and other risks in greater detail in the sections entitled "Business Risk Factors" and "Cautionary Statement About Forward-Looking Statements" included in our Form 10-K for the year ended December 31, 2006, to which we refer you for additional information.

                          WCA Waste Corporation
             Condensed Consolidated Statement of Operations

               (In thousands, except per share amounts)
                               (Unaudited)

                            Three Months Ended    Twelve Months Ended
                                December 31,          December 31,
                            --------------------  --------------------
                              2007       2006       2007       2006
                            ---------  ---------  ---------  ---------

 Revenue                    $ 49,692   $ 37,384   $184,940   $149,497
 Expenses:
   Cost of services           34,683     24,345    121,853     95,991
   Depreciation
    and amortization           6,434      4,835     24,234     19,070
   General
    and administrative         3,330      2,963     12,768     11,010
                            ---------  ---------  ---------  ---------
                              44,447     32,143    158,855    126,071
                            ---------  ---------  ---------  ---------
 Operating income              5,245      5,241     26,085     23,426
  Other income (expense):
   Interest expense, net      (4,588)    (3,459)   (17,259)   (15,632)
   Write-off of deferred
    financing costs
    and debt discount             --         --         --     (3,240)
   Net gain on terminated
    interest rate swap            --         --         --      3,980
   Unrealized gain (loss)
    on interest rate swap     (2,921)       418     (3,948)    (3,393)
   Other                          39         88        387        192
                            ---------  ---------  ---------  ---------
                              (7,470)    (2,953)   (20,820)   (18,093)
                            ---------  ---------  ---------  ---------
 Income (loss) before
  income taxes                (2,225)     2,288      5,265      5,333
 Income tax (provision)
  benefit                        709       (999)    (2,343)    (2,313)
                            ---------  ---------  ---------  ---------
 Net income (loss)            (1,516)     1,289      2,922      3,020
 Accrued payment-in-kind
  dividend on
  preferred stock               (984)      (938)    (3,876)    (1,603)
                            ---------  ---------  ---------  ---------
 Net income (loss)
  available to
  common stockholders       $ (2,500)  $    351   $   (954)  $  1,417
                            =========  =========  =========  =========
 PER SHARE DATA
  (Basic and diluted):

 Net income (loss)
  available to
  common stockholders
 -- Basic                   $  (0.15)  $   0.02   $  (0.06)  $   0.09
                            =========  =========  =========  =========
 -- Diluted                 $  (0.15)  $   0.02   $  (0.06)  $   0.09
                            =========  =========  =========  =========
 WEIGHTED AVERAGE SHARES
  OUTSTANDING (Basic)         16,489     16,381     16,460     16,360
                            =========  =========  =========  =========
 WEIGHTED AVERAGE SHARES
  OUTSTANDING (Diluted)       16,489     16,423     16,460     16,385
                            =========  =========  =========  =========

                  Non-GAAP Financial Measures
 ---------------------------------------------------------------------

 Our management evaluates our performance based on non-GAAP measures, of which the primary performance measure is EBITDA. EBITDA consists of earnings (net income or loss) available to common stockholders before preferred stock dividend, interest expense (including gains
 (losses) on interest rate swap agreements as well as write-off of deferred financing costs and debt discount), income tax expense, depreciation and amortization. We also use these same measures when evaluating potential acquisition candidates.

 We believe EBITDA is useful to an investor in evaluating our operating performance because:

 * it is widely used by investors in our industry to measure a company's operating performance without regard to items such as interest expense, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, financing methods, capital structure and the method by which assets were acquired;

 * it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges from our outstanding debt and the impact of our interest rate swap agreements and payment-in-kind dividend) and asset base
   (primarily depreciation and amortization of our landfills and vehicles) from our operating results; and

 * it helps investors identify items that are within our operational control. Depreciation charges, while a component of operating income, are fixed at the time of the asset purchase in accordance with the depreciable lives of the related asset and as such are not a directly controllable period operating charge.

 Our management uses EBITDA:

 * as a measure of operating performance because it assists us in comparing our performance on a consistent basis as it removes the impact of our capital structure and asset base from our operating results;

 * as one method to estimate a purchase price (often expressed as a multiple of EBITDA) for solid waste companies we intend to acquire. The appropriate EBITDA multiple will vary from acquisition to acquisition depending on factors such as the size of the operation, the type of operation, the anticipated growth in the market, the strategic location of the operation in its market as well as other considerations;

 * in presentations to our board of directors to enable them to have the same consistent measurement basis of operating performance used by management;

 * as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations;

 * in evaluations of field operations since it represents operational performance and takes into account financial measures within the control of the field operating units;

 * as a component of incentive cash bonuses paid to our executive officers and other employees;

 * to assess compliance with financial ratios and covenants included in our credit agreements; and

 * in communications with investors, lenders, and others concerning our financial performance.

 The following presents a reconciliation of net income (loss)
 available to common stockholders to our total EBITDA (in thousands):

                               Three Months Ended  Twelve Months Ended
                                   December 31,        December 31,
                                ------------------  ------------------
                                 2007      2006      2007      2006
                                --------  --------  --------  --------

 Net income (loss) available
  to common stockholders        $(2,500)  $   351   $  (954)  $ 1,417
 Accrued payment-in-kind
  dividend on preferred stock       984       938     3,876     1,603
 Depreciation and amortization    6,434     4,835    24,234    19,070
 Interest expense, net            4,588     3,459    17,259    15,632
 Write-off of deferred
  financing costs and
  debt discount                      --        --        --     3,240
 Net gain on terminated
  interest rate swap                 --        --        --    (3,980)
 Unrealized (gain) loss
  on interest rate swap           2,921      (418)    3,948     3,393
 Income tax provision (benefit)    (709)      999     2,343     2,313
                                --------  --------  --------  --------
 Total EBITDA                   $11,718   $10,164   $50,706   $42,688
                                ========  ========  ========  ========
 As a percentage of revenue        23.6%     27.2%     27.4%     28.6%

 The following table presents a reconciliation of net income (loss)
 available to common stockholders to adjusted net income (loss)
 available to common stockholders to exclude write-off of deferred financing costs and debt discount, (gains) losses on interest rate swap agreements (in thousands, except per share amounts). Management believes that this non-GAAP measure is useful to an investor because the excluded items are not representative of our on-going operational performance. Per share information of the adjusted net income (loss)
 available to common stockholders is also shown below:

 Adjusted net income (loss)
  available to common
  stockholders to exclude
  write-off of deferred        Three Months Ended  Twelve Months Ended
  financing costs and debt        December 31,        December 31,
  discount, (gains) losses on   ------------------  ------------------
  interest rate swap             2007      2006      2007      2006
  agreements:                   --------  --------  --------  --------

 Net income (loss) available
  to common stockholders        $(2,500)  $   351   $  (954)  $ 1,417
 Write-off of deferred
  financing costs and debt
  discount, net of tax               --        --        --     2,033
 Net gain on terminated
  interest rate swap,
  net of tax                         --        --        --    (2,500)
 Unrealized (gain) loss on
  interest rate swap,
  net of tax                      1,753      (253)    2,403     2,143
                                --------  --------  --------  --------
 Adjusted net income (loss)
  available to
  common stockholders           $  (747)  $    98   $ 1,449   $ 3,093
                                ========  ========  ========  ========

 PER SHARE DATA
  (Basic and diluted):

 Net income (loss) available
  to common stockholders        $ (0.15)  $  0.02   $ (0.06)  $  0.09
 Write-off of deferred
  financing costs and debt
  discount, net of tax               --        --        --      0.12
 Net gain on terminated
  interest rate swap,
  net of tax                         --        --        --     (0.15)
 Unrealized (gain) loss
  on interest rate swap,
  net of tax                       0.11     (0.01)     0.15      0.13
                                --------  --------  --------  --------
 Adjusted net income (loss)
  available to
  common stockholders
  to exclude write-off of
  deferred financing costs and
  debt discount, (gains)losses
  on interest rate
  swap agreements:
 -- Basic                       $ (0.04)  $  0.01   $  0.09   $  0.19
                                ========  ========  ========  ========
 -- Diluted                     $ (0.04)  $  0.01   $  0.09   $  0.19
                                ========  ========  ========  ========
 WEIGHTED AVERAGE SHARES
  OUTSTANDING (Basic)            16,489    16,381    16,460    16,360
                                --------  --------  --------  --------
 WEIGHTED AVERAGE SHARES
  OUTSTANDING (Diluted)          16,489    16,423    16,522    16,399
                                --------  --------  --------  --------

 These non-GAAP measures may not be comparable to similarly titled measures employed by other companies and are not measures of performance calculated in accordance with GAAP. They should not be considered in isolation or as substitutes for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

                      Supplemental Disclosures
 ---------------------------------------------------------------------
            (Dollars in millions unless otherwise indicated)

                               Twelve Months Ended Twelve Months Ended
                                December 31, 2007   December 31, 2006
                                ------------------  ------------------
 Revenue Breakdown:
  Collection                    $ 114.2      50.5%  $  85.8      46.5%
  Disposal                         70.8      31.3%     60.8      33.0%
  Transfer                         31.2      13.8%     29.4      15.9%
  Other                             9.8       4.4%      8.4       4.6%
                                --------  --------  --------  --------
     Total                        226.0     100.0%    184.4     100.0%
  Intercompany eliminations       (41.1)              (34.9)
                                --------            --------
     Total reported revenue     $ 184.9             $ 149.5
                                ========            ========

 Internalization of Disposal:
 Twelve months ended
  December 31, 2007                74.0%

 ---------------------------------------------------------------------

                               Three Months Ended  Twelve Months Ended
                                   December 31,        December 31,
                                  2007 vs. 2006       2007 vs. 2006
                                ------------------  ------------------
 Revenue Growth:
  Volume                        $   2.0    5.4%(a)  $   5.2    3.5%(a)
  Price                             0.7    1.8%(a)      3.8    2.6%(a)
  Fuel surcharge                    0.7    2.0%(a)      1.3    0.8%(a)
  Acquisitions                      8.9   23.7%(a)     25.1   16.8%(a)
                                --------  --------  --------  --------
     Total revenue growth       $  12.3   32.9%     $  35.4   23.7%
                                =======             ========

 (a) Percentages are calculated based on dollar amounts
     rounded in thousands.
 ---------------------------------------------------------------------

                                                     December 31, 2007
                                                    ------------------
 Debt-to-Capitalization:
  Long-term debt including current maturities                 $ 199.3
  Total equity including preferred stock                        170.4
                                                              --------
 Total capitalization                                         $ 369.7
                                                              ========

       Debt-to-total capitalization                              53.9%

 Net Debt-to-Capitalization:

  Long-term debt including current maturities                 $ 199.3
  Cash on hand and restricted cash (b)                           (2.5)
                                                              --------
  Net debt                                                      196.8
  Total equity including preferred stock                        170.4
                                                              --------
     Total capitalization                                     $ 367.2
                                                              ========

       Net debt-to-total capitalization                          53.6%

 (b) Total restricted cash of $1.4 million relates to
     long-term tax-exempt bonds.

CONTACT: WCA Waste Corporation (Nasdaq:WCAA)
         Houston, Texas
         Tommy Fatjo
         713-292-2400